DUNHAM FUNDSSM

WHEN PERFORMANCE COUNTS

SUMMARY PROSPECTUS

                        November 1, 2013

Dunham High-Yield Bond Fund

Class A (DAHYX)

Class C (DCHYX)

Class N (DNHYX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus dated February 22, 2013, as amended and Statement of Additional Information dated November 1, 2013, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.dunham.com/prospectus/highyield.aspx. You can also obtain these documents at no cost by completing a document request form on our web-site, www.dunham.com  or by calling (toll free) (888) 338-6426 or by sending an email request to fundinfo@dunham.com, or ask any financial advisor, bank or broker-dealer that offers shares of the Fund.

Investment Objective:  The Fund seeks to provide a high level of current income, with capital appreciation as a secondary goal.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 99 of the Fund's Prospectus and in How to Buy and Sell Shares on page 98 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (1)	0.84%	0.84%	0.84%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses	0.29%	0.29%	0.29%
Acquired Fund Fees and Expenses (2)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.39%	1.89%	1.14%

(1)  Management Fees have been restated to reflect a new contractual Fulcrum Fee and new performance benchmark.

(2)  Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The  operating expenses in this fee table may not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$585	$870	$1,176	$2,043
Class C	$192	$594	$1,021	$2,212
Class N	$116	$362	$628	$1,386

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies: The Fund's Sub-Adviser seeks to achieve the Fund's investment objectives by investing primarily in lower-rated (generally rated BB and B), and unrated, higher-risk corporate bonds of any maturity.  Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in debt securities and convertible securities rated below investment grade (rated BB+ or lower) by S&P or comparably rated by another nationally recognized statistical rating organization (NRSRO), also known as "high-yield" or "junk" bonds, and in unrated debt securities determined by the Sub-Adviser to be of comparable quality.  The Fund's Sub-Adviser selects investments and attempts to reduce risk through portfolio diversification, credit analysis and attention to current developments in economic conditions.  In general, the Sub-Adviser buys high-yield securities that provide high current income that it believes possess attractive risk/reward characteristics.  The Sub-Adviser measures a security's risk/reward ratio by its yield and expected probability of default when compared to a peer group of securities with similar credit risk.  It sells securities when they no longer meet the buy criteria and when an issuer's credit fundamentals deteriorate.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Many factors affect the Fund's net asset value and performance.

Call or Redemption Risk – If interest rates decline, issuers of debt securities may exercise redemption or call provisions.  This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance.

Credit Risk – Issuers of debt securities may suffer from a reduced ability to repay their interest and principal obligations.  They may even default on interest and/or principal payments due to the Fund.  An increase in credit risk or a default will cause the value of Fund debt securities to decline.  Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

Interest Rate Risk – In general, the price of a debt security falls when interest rates rise.  Debt securities have varying levels of sensitivity to changes in interest rates.  Securities with longer maturities may be more sensitive to interest rate changes.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which represents current or fair market value.

Lower-Rated Securities Risk – Securities rated below investment-grade, sometimes called "high-yield" or "junk" bonds, are speculative investments that generally have more credit risk than higher-rated securities.  Companies issuing high yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties.  Lower rated issuers are more likely to default and their securities could become worthless.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio.  The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

Performance:  The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund's Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance.  The Class A sales charge is reflected in the average annual total return table.  Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future.  Performance prior to March 3, 2008 is the performance of a Predecessor Fund.  Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 12.10% (quarter ended June 30, 2009) and the lowest return for a quarter was -17.55% (quarter ended December 31, 2008).

Dunham High-Yield Bond Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2012	1 Year	5 Years	Life of Fund*
Class N Shares
return before taxes	12.64%	7.32%	6.26%
return after taxes on distributions	10.52%	4.72%	3.84%
return after taxes on distributions and sale of Fund shares	8.15%	4.66%	3.87%
BofA ML High-Yield Bond Cash Pay Index (reflects no deduction for fees, expenses, or taxes)	15.43%	9.90%	8.61%
Class C Shares
return before taxes	11.74%	6.51%	5.46%
Class A Shares
return before taxes	7.28%	6.04%	4.99%

*The Fund's Class C and Class N shares commenced operations on July 1, 2005. The Fund's Class A shares commenced operations on January 3, 2007.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”)

Sub-Adviser: PENN Capital Management Co., Inc.

Sub-Adviser Portfolio Managers:  Richard A. Hocker, Chief Investment Officer, has worked for the Sub-Adviser since 1987.  He has served the Fund as portfolio manager since June 2005.  Peter R. Duffy, CFA, Partner, has worked for the Sub-Adviser since 2006.  He has served the Fund as portfolio manager since October 2006.  They share responsibility for day-to-day management of the Fund.

Purchase and Sale of Fund Shares

You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange is open for trading.  For Class A shares and Class C shares, the initial minimum investment amount in a Fund for regular accounts is $5,000, and for tax-deferred accounts and certain tax efficient accounts is $2,000.  The minimum subsequent investment is $100.  For Class N shares, the minimum initial investment per Fund is $100,000 for taxable accounts and $50,000 for tax-deferred accounts.  There is no minimum subsequent investment amount for Class N shares.

Purchases and redemptions may be made by mailing an application or redemption request to the addresses indicated below,  by calling toll free (888) 3DUNHAM (338-6426) or by visiting the Fund's website www.dunham.com.  You also may purchase and redeem shares through a financial intermediary.

via Regular Mail

via Overnight Mail

Dunham Funds

Dunham Funds

c/o Gemini Fund Services, LLC

c/o Gemini Fund Services, LLC

P.O. Box 541150

17605 Wright Street, Suite 2

Omaha, NE 68154

Omaha, NE 68130

Tax Information

Dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.  However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Financial Intermediary Compensation

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

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